SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2003

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST

               (Exact Name of Registrant as Specified in Charter)

      Delaware                       0-32301                    76-6168223
(State or Other Jurisdiction     (Commission File           (I.R.S. Employer
 of Incorporation)                Number)                    Identification No.)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

On December 16, 2003, the Bank United Corp. Litigation Contingent Payment Rights Trust issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference. The press release relates to the order (the "Order") of the U.S. Court of Appeals for the Federal Circuit ("Appeals Court") denying plaintiffs' petition seeking a rehearing by the panel and a rehearing by the full Appeals Court sitting en banc of the September 22, 2003 decision of the Appeals Court on plaintiffs' appeal and the defendant federal government's cross-appeal of the decision of the U.S. Court of Federal Claims. The Order is attached as Exhibit 99.1, and is hereby incorporated herein by reference. The description of the Order contained herein and in the press release is qualified in its entirety by reference to the Order.


Item 7.   Financial Statements and Exhibits.

               (c) The following exhibits are filed with this report:

          Exhibit Number                           Description

               99.1                 Press Release issued December 16, 2003.

               99.2 Order of the U.S. Court of Appeals for the Federal Circuit dated December 12, 2003.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANK UNITED CORP. LITIGATION CONTINGENT
                                         PAYMENT RIGHTS TRUST


                                            By: /s/ JONATHON K. HEFFRON
                                                --------------------------------
                                            Name:  Jonathon K. Heffron
                                            Title: Litigation Trustee

Dated:   December 16, 2003

                                  Exhibit Index

        Exhibit Number                              Description

             99.1                   Press Release issued December 16, 2003.

             99.2                   Order of the U.S. Court of Appeals for
                                    the Federal Circuit dated December 12, 2003.